UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 19, 2023

SEACHANGE INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	001-38828	04-3197974
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

177 Huntington Avenue, Suite 1703, PMB 73480

Boston, MA 02115

(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code: (978) 897-0100

N/A

(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (seeGeneral Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	SEAC	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.03	Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information contained in Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 19, 2023, SeaChange International, Inc. (the “Company” or “SeaChange”) filed a certificate of amendment to the Company’s Amended and Restated Certificate of Incorporation (the “Certificate of Amendment”), with the Secretary of State of the State of Delaware to effect a 1-for-20 reverse stock split of the shares of the Company’s common stock, par value $0.01 per share (“Common Stock”), effective as of 5:00 p.m., Eastern Time, on May 19, 2023 (the “Reverse Stock Split”). The Certificate of Amendment did not amend the number of authorized shares of Common Stock, which will remain unchanged at 100,000,000 shares. The Common Stock is expected to begin trading on a post-split basis on The Nasdaq Capital Market (“Nasdaq”) as of the open of trading on May 23, 2023. There will be no change in the Company’s Nasdaq ticker symbol, “SEAC”. In connection with the Reverse Stock Split, the CUSIP number for the Common Stock has been changed to 811699 404.

As described below under Item 5.07 of this Current Report on Form 8-K, the Company’s stockholders approved the Certificate of Amendment to effect the Reverse Stock Split at the Annual Meeting of Stockholders held on May 19, 2023 (the “Annual Meeting”). Following the Annual Meeting, the Company’s Board of Directors (the “Board”) determined to effect the Reverse Stock Split at a ratio of 1-for-20.

As a result of the Reverse Stock Split, every twenty (20) shares of the Company’s issued and outstanding Common Stock will be automatically combined into one issued and outstanding share of Common Stock, without any change in the par value per share. No fractional shares will be issued as a result of the Reverse Stock Split. Instead, any fractional shares of Common Stock that would have otherwise resulted from the Reverse Stock Split will be rounded up to the nearest whole share.

Proportionate adjustments will be made to the exercise price and number of shares issuable upon the exercise of the options outstanding under the Company’s equity incentive plans, and the number of shares subject to restricted stock units, deferred stock units and performance stock units under the Company’s equity incentive plans.

Computershare Trust Company, N.A., the Company’s transfer agent, is acting as exchange agent for the Reverse Stock Split and will send instructions to stockholders of record who hold stock certificates regarding how to exchange existing stock certificates for their post-Reverse Stock Split shares of Common Stock. Those stockholders who hold their shares in brokerage accounts or in “street name” will receive instructions from their brokers.

The information set forth herein does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Amendment that effectuated the Reverse Stock Split, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Annual Meeting was held on May 19, 2023, at which the Company’s stockholders voted on the following matters, as further described in SeaChange’s definitive proxy statement filed with the Securities and Exchange Commission on April 17, 2023 (the “Proxy Statement”):

1.	The election of two members, Peter Aquino and David Nicol, to the Board, to serve for a three-year term as a Class III Director;

2.

The approval of the Certificate of Amendment to effect, at the discretion of the Board, a reverse stock split of the Common Stock at a ratio in the range of 1-for-15 to 1-for-25, with such ratio to be determined at the discretion of the Board (the “Reverse Stock Split Vote”);

3.	The approval, on an advisory basis, of the compensation of SeaChange’s named executive officers (the “Say-on-Pay Vote”);

4.	The approval, on an advisory basis, of the frequency of holding future non-binding advisory votes on compensation of SeaChange’s named executive officers (the “Say-on-Frequency Vote”); and

5.	The ratification of the appointment of the SeaChange’s independent registered public accounting firm, Marcum LLP, for the fiscal year ending January 31, 2024 (the “Auditor Ratification”).

The final voting results, as certified by the independent inspector of elections, Broadridge Financial Solutions, Inc., for each of the proposals submitted to a vote of the SeaChange stockholders at the Annual Meeting are as follows:

	Votes For	Votes Against	Abstentions	Broker Non-votes
Election of Peter Aquino:	23,560,485	3,037,929	96,068	9,987,601

	Votes For	Votes Against	Abstentions	Broker Non-votes
Election of David Nicol:	20,067,948	6,512,944	113,590	9,987,601

	Votes For	Votes Against	Abstentions	Broker Non-votes
Reverse Stock Split Vote:	32,420,902	3,348,427	912,754	n/a

	Votes For	Votes Against	Abstentions	Broker Non-votes
Say-on-Pay Vote:	23,402,670	2,365,988	925,824	9,987,601

	One Year	Two Years	Three Years	Abstentions	Broker Non-votes
Say-on-Frequency Vote:	24,791,694	150,746	667,340	1,084,702	9,987,601

	Votes For	Votes Against	Abstentions	Broker Non-votes
Auditor Ratification:	35,089,221	1,420,829	172,033	n/a

A majority of the shares voted on the Say-on-Frequency Vote at the Annual Meeting were voted in favor of stockholders having a non-binding, advisory vote on named executive officer compensation every year (as opposed to every two years or every three years), which was consistent with the recommendation of the Board in the Proxy Statement. In light of this stockholder vote and consistent with its recommendation in the Proxy Statement, the Board has determined that the Company will hold a non-binding stockholder advisory vote on named executive officer compensation annually until the next required vote on the frequency of future non-binding stockholder advisory votes on named executive officer compensation. The Company is required to hold a non-binding, advisory vote on the frequency of future stockholder advisory votes on named executive officer compensation no less frequently than every six years.

Item 7.01	Regulation FD Disclosure.

On May 22, 2023, the Company issued a press release, announcing the Reverse Stock Split and the ratio for the Reverse Stock Split at 1-for-20. A copy of such press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information furnished under this Item 7.01 of this Current Report on Form 8-K and the exhibit attached hereto are deemed to be “furnished” and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information and exhibits be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of SeaChange International, Inc.

99.1	Press release issued by SeaChange International, Inc., dated May 22, 2023.

104	Cover Page Interactive Data File, formatting Inline Extensible Business Reporting Language (iXBRL).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEACHANGE INTERNATIONAL, INC.

	by:	/s/ Peter D. Aquino
Peter D. Aquino
Dated: May 22, 2023		Chief Executive Officer